UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 27, 2007

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

             Nevada                     000-49845               52-2336836
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

            4555 South Palo Verde, Suite 123
                    Tucson, Arizona                               85714
       (Address of principal executive offices)                 (Zip Code)

                                 (520) 745-5172
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On November 27, 2007, the Board of Directors of CDEX Inc., a Nevada corporation ("Registrant"), approved changes to Registrant's Corporate Bylaws. The amendments include:
            1) Action Without A Meeting: a revision to Article II of the Amended and Restated Bylaws, which now provides that a vote of eighty percent (80%)* of Registrant's shareholders is required to take action without a meeting (*previously 75%);
            2) revisions to Article III of the Amended and Restated Bylaws, which now provides for:
                  a. Term of Service for Directors: revised to three (3) years (previously two (2) years),
                  b. Appointment of Directors: now requires a vote of eighty percent (80%)* of the votes cast at a meeting of shareholders to appoint Directors (*previously "a plurality"), and
                  c. Removal of Directors: now requires a vote of eighty percent (80%)* of the shareholders entitled to vote thereon, at a special meeting called for that purpose (*previously two-thirds); and
            3) Indemnification of Officers and Directors: added Article XIV of the Amended and Restated Bylaws, which provides for Indemnification of Officers and Directors pursuant to Nevada Revised Statutes ss.ss. 78.7502, 78.751 and 78.752.

        The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit A and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

  Exhibit
  Number                     Title of Document                      Location
----------- --------------------------------------------------- ----------------

    3.A      Amended Corporate Bylaws of CDEX, Inc.               Attached

----------- ---------------------------------------------------- ---------------


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CDEX INC.


Date: December 3, 2007                    By  /s/ Malcolm H. Philips, Jr.
                                              ----------------------------------
                                              Malcolm H. Philips, Jr., President



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